UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2007

                                  Airtrax, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)



         New Jersey                    0-25791                   22-3506376
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 (State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)


                 200 Freeway Drive Unit One, Blackwood, NJ 08012
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              (Address of principal executive offices and Zip Code)
                                 (856) 232-3000

                                   Copies to:
                               Richard A. Friedman
                              Eric A. Pinero, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02  Non-Reliance on Previously  Issued Financial  Statements or a Related
Audit Report or Completed Interim Review.

     On March 21, 2007, management of Airtrax, Inc. (the "Company") determined, after consultation with its independent registered public accounting firm, that a restatement of its financial statements for the year ended December 31, 2005 filed on Form 10-KSB, together with its subsequent quarterly reports on Form 10-QSB for the periods ending March 31, June 30, and September 30, 2006, respectively (collectively, the "Reports"), is necessary due to the issuance of the Company's preferred stock as payment of dividends in lieu of cash dividends on April 1, 2005 with respect to previously issued shares of preferred stock. The Company's original Articles of Incorporation, as amended, including on April 30, 2000, prohibit the issuance of additional shares of preferred stock as payment of dividends on shares of issued and outstanding preferred stock. Accordingly, the 100,000 shares of preferred stock which were issued to the holder on April 1, 2005 were issued in error. The Company determined that it should take this action to prevent future reliance on previously issued financial statements set forth in its Reports. Such financial statements should no longer be relied upon.

     The Company's Articles of Incorporation, as amended, including on April 30, 2000, similarly do not support the calculation used by the Company in determining the number of shares of common stock used to pay preferred stock dividends. The difference being the date used in determining the stock price at the end of each preferred dividend period, as opposed to the lowest common stock price during the preferred dividend period, subject to a 70% discount, for calculating the number of common shares issued as payment of the period's preferred stock dividend. Accordingly, the number of shares were greater that the number of shares required, and were issued in error resulting in increased preferred dividend expenses and preferred stock equity. The financial statements at December 31, 2004 reflect 275,000 shares of preferred stock outstanding and disclosed that an additional 100,000 shares of preferred stock were deemed the equivalent of 221,892 shares of common stock that would have been required to settle an equivalent amount of preferred dividends. On April 1, 2005, the preferred shares were issued. The Company has determined that the number of shares deemed the equivalent of the preferred stock dividend will be recalculated based on the Company's Articles of Incorporation, as amended, including on April 30, 2000.

     In addition, on March 15, 2007, management of the Company determined, after consultation with its independent registered public accounting firm, that a restatement of its Quarterly Reports on Form 10-QSB for the three and six months ended June 30, 2005 and the three months ended March 31, 2005 was necessary in light of the Company's review of its accounting for derivatives and based on recent interpretations of the accounting for certain financial instruments under SFAS 133 "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and the Emerging Issues Task Force No. 00-19 "Accounting for Derivative
Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock" ("EITF No. 00-19").

     The Company concluded that its 6% Series A Convertible Promissory Notes ("Notes") and the Class A and Class B Warrants (collectively, the "Warrants") issued to certain accredited and/or qualified institutional purchasers pursuant to that certain Subscription Agreement (the "Subscription Agreement) dated as of February 11, 2005 contained embedded derivatives due to the registration rights and liquidated damages provisions contained in the Subscription Agreement. The embedded derivative provisions provided that the Company will pay liquidated damages in connection with the delay in filing of a registration statement on Form SB-2 in the event that the Company did not file such registration statement which registers the shares of the Company's common stock underlying the Notes and the Warrants, or cause the Securities and Exchange Commission to declare such registration statement effective, each within specified time frames as set forth in the Subscription Agreement. Accordingly, the Company determined that it should take action to prevent future reliance on previously issued financial statements set forth in its Quarterly Reports on Form 10-QSB for the three and six months ended June 30, 2005 and the three months ended March 31, 2005 (collectively the "Quarterly Reports"). Such financial statements should no longer be relied upon.

     In particular, the Company will restate its financial statements contained in the Quarterly Reports to reflect the reduction in preferred stock outstanding, preferred stock dividend expense and deemed dividend expenses recorded in 2005 and 2006. In addition, the Company will restate its financial statements contained in the Reports to reflect a liability in connection with issuance of the Notes and the Warrants that contained an embedded derivative and conversion privileges, as of March 31, 2005, June 30, 2005 and September 30, 2005 as follows:

1. The accounting for the embedded derivatives within the Notes and the Warrants was determined under the guidance of SFAS 133 and EITF No. 00-19. The embedded derivatives are classified as a current liability in accordance with SFAS 133, and are recorded at fair value.

2. In reporting periods subsequent to the issuance of June 30, 2005, the embedded derivative has been revalued with the change to fair value recorded as income/(expense).

     The Company has discussed this matter with its independent accounting firm.

Complete Description
---------------------

     The foregoing description of the new financial statements is not a complete summary. The new financial statements, which should be relied upon, will contain amendments to the Reports and the Quarterly Reports to effect these restatements which will include adjustments to preferred dividend expenses and equity and also reflect the liability from the embedded derivative. You are urged to read the complete documents on the amended Form 10-KSB and Form 10-QSBs after filing on the website of the U.S. Securities and Exchange Commission at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.


Exhibit Number    Description
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99.1              Letter from Robert G. Jeffrey, CPA dated as of March 27, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Airtrax, Inc.

Date: March 27, 2007                           /s/ Robert M. Watson
                                               -----------------------
                                               Robert M. Watson
                                               Chief Executive Officer